Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Penn Octane Corporation (the “Company”) on Form 10-K for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ian T. Bothwell, Acting President and Acting Chief Executive Officer of the Company, and Ian T. Bothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ian T. Bothwell
Ian T. Bothwell, Acting President and Acting
Chief Executive Officer
April 14, 2009

/s/ Ian T. Bothwell
Ian T. Bothwell, Chief Financial Officer
April 14, 2009